SCHEDULE 14C INFORMATION

             Information Statement Pursuant to Section 14(c) of the
                         Securities Exchange Actof 1934

Check the appropriate box:

 [ ]  Preliminary Information Statement

 [ ] Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

 [X]  Definitive Information Statement

                                 AccessTel, Inc.
                 ----------------------------------------------
                (Name of Registrant as Specified in Its Charter)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[ ]  Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act
     Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

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                                 ACCESSTEL, INC.
                                -----------------

                    NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
                            To Be Held March 15, 2004
                                -----------------

TO OUR STOCKHOLDERS:

     A special meeting of stockholders of AccessTel, Inc., will be held at 101 West Mineral Avenue, Denver, Colorado 80120, on Monday, March 15, 2004, at 10:00 a.m., Rocky Mountain Standard Time. The purposes of the meeting are:

     1. To consider and act upon a proposal to authorize an amendment to the Articles of Incorporation to change our company's name from "AccessTel, Inc." to "Euro Offline, Inc."

     2. To consider and act upon a proposal to permit our company to take action by written consent of a majority of the stockholders entitled to vote with respect to the subject matter of the action.

     3. To transact such other business as may properly come before the meeting, or any adjournment thereof.

     The Board of Directors has fixed the close of business on February 2, 2004, as the record date. Holders of our common stock of record at the close of business on the record date are entitled to receive notice of and to vote at the meeting, or any adjournment of the meeting.

                      WE ARE NOT ASKING YOU FOR A PROXY AND
                    YOU ARE REQUESTED NOT TO SEND US A PROXY

     The accompanying Information Statement is furnished on behalf of the Board of Directors pursuant to Section 14(c) of the Securities Exchange Act of 1934 to provide notice of the meeting.

                                          By Order of the Board of Directors,


                                          /s/ Thomas Rowan
                                          ------------------------
                                          Thomas Rowan, Secretary


Denver, Colorado
Dated:  February 10, 2004

                                 ACCESSTEL, INC.
                             101 West Mineral Avenue
                             Denver, Colorado 80120


                              INFORMATION STATEMENT
                              ---------------------

     This Information Statement is furnished by the Board of Directors of AccessTel, Inc., to provide notice of a special meeting of stockholders to be held at 101 West Mineral Avenue, Denver, Colorado 80120, on Monday, March 15, 2004, at 10:00 a.m., Rocky Mountain Standard Time, or any adjournment of the meeting, for the purposes set forth in the foregoing Notice of Special Meeting of Stockholders.

     Our Board of Directors has fixed the close of business on February 2, 2004, as the record date for the determination of stockholders who are entitled to notice of and to vote at the meeting, or any adjournment of the meeting. There were 34,781,031 shares of common stock issued and outstanding on February 2, 2004. We anticipate that this Information Statement will be mailed or furnished on or about February 21, 2004, to all stockholders of record as of the record date.

     Messrs. Randall L. Middleton and Thomas Rowan, our executive officers, directors and controlling stockholders, will vote their shares of common stock in favor of the name change and the proposal to permit us to take action by majority written consent of stockholders.

     PLEASE NOTE THAT THIS IS NOT A REQUEST FOR YOUR VOTE OR A PROXY STATEMENT, BUT RATHER AN INFORMATION STATEMENT DESIGNED TO INFORM YOU OF THE ACTION TO BE TAKEN AT THE SPECIAL MEETING OF STOCKHOLDERS, INCLUDING APPROVAL OF THE NAME CHANGE AMENDMENT AND PERMISSION FOR US TO TAKE ACTION BY MAJORITY WRITTEN CONSENT OF STOCKHOLDERS.

     WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

     PLEASE NOTE THAT THIS IS NOT AN OFFER TO PURCHASE YOUR SHARES.

     We will bear the cost of the distribution of the Notice of Special Meeting of Stockholders and Information Statement to stockholders. We may also make arrangements with brokers, fiduciaries, custodians and nominees to send the Notice of Special Meeting of Stockholders and Information Statement to the beneficial owners of our common stock held of record by these persons. Upon request, we will reimburse these organizations for their reasonable out-of-pocket expenses incurred in forwarding this Information Statement and Notice of Special Meeting of Stockholders to their clients.

                          RECORD DATE AND VOTING RIGHTS

     Our common stock is our only outstanding class of voting securities. Stockholders of record at the close of business on February 2, 2004, the record date for determining stockholders entitled to notice, are the only stockholders entitled to vote at the meeting. As of the record date, there were 34,781,031 shares of our common stock outstanding and entitled to vote. Each stockholder entitled to vote shall have one vote for each share of common stock registered in the stockholder's name on our books as of the record date. A complete list of our stockholders entitled to vote at the meeting will be available and open to the examination of any stockholder for any purpose germane to the meeting during ordinary business hours from and after February 23, 2004, at our office, 101 West Mineral Avenue, Denver, Colorado 80120.


                               QUORUM FOR MEETING

     Our Bylaws require that 30% of the outstanding shares entitled to vote, present in person or by proxy, shall constitute a quorum for the conduct of business at all meetings of stockholders. A total of 27,500,000 shares, representing 79% of our outstanding shares, of common stock owned by Messrs. Randall L. Middleton and Thomas Rowan, our executive officers and directors, will be present in person at the meeting. Thus, there will be a quorum for purposes of approving the proposed amendment to the Articles of Incorporation to change our name and the proposal to permit us to take action by majority written consent of stockholders without calling a stockholders' meeting.


                                VOTING AT MEETING

     On January 19, 2004, our Board of Directors unanimously approved an amendment to our Articles of Incorporation that would change our name from "AccessTel, Inc.," to "Euro Offline, Inc.," and the proposal to permit our company to take action by written consent of a majority of the stockholders entitled to vote with respect to the subject matter of the action. Our Board of Directors directed that these matters be submitted for approval at a special meeting of stockholders. At the special meeting of stockholders to be held on March 15, 2004, stockholders holding 79% of our outstanding voting stock will approve the Articles of Amendment to the Articles of Incorporation of AccessTel, Inc., the form of which is attached to this Information Statement as Exhibit A, and the proposal to permit our company to take action by the stockholders' majority written consent. The proposed Articles of Amendment to the Articles of Incorporation of AccessTel, Inc., will become effective when they are filed with the Utah Secretary of State. We anticipate that this filing will occur shortly following the meeting. The proposal to permit us to take action by majority written consent of stockholders will take effect upon its approval at the meeting.

                                   NAME CHANGE

Purpose of Name Change

     On December 16, 2003, we purchased all of the issued and outstanding shares of common stock of Euro Offline, Inc., a privately-held, Colorado corporation with offices in Littleton, Colorado. Euro Offline is a retailer of high-end, modern furniture, dealing exclusively in European lines such as DeSede (Switzerland), Minotti, MDF, Cappellini and Bonacina (Italy) and Walter Knoll and Draenert (Germany). In light of this new strategic focus, our Board of Directors has determined that it is in our best interest to adopt a name more readily identifiable with our current business plan. Our Board of Directors approved the change of name of our company to "Euro Offline, Inc.," to more accurately reflect our future business. Consequently, the Board of Directors has recommended changing our name from "AccessTel, Inc.," to "Euro Offline, Inc."

Effects of Name Change

     Changing our name will not have any effect on our corporate status, the rights of stockholders or the transferability of outstanding stock certificates. Outstanding stock certificates bearing the name "AccessTel, Inc.," will continue to be valid and represent shares of common stock of Euro Online, Inc., a Utah corporation, following the name change. In the future, new stock certificates will be issued bearing our new name, but this will in no way affect the validity of your current stock certificates.

     In connection with our name change, our trading symbol on the Over-The-Counter Bulletin Board will change. Our common stock now trades on the Over-The-Counter Bulletin Board under the trading symbol "ACST."

Vote Required

     Our Bylaws provide that a majority of the votes cast at the meeting by the holders of our outstanding common stock is required to authorize an amendment to the Articles of Incorporation to change our company's name from "AccessTel, Inc." to "Euro Offline, Inc." Messrs. Randall L. Middleton and Thomas Rowan, our executive officers and directors and holders of 27,500,000 shares of our common stock, representing approximately 79% of our outstanding voting stock, will vote at the special meeting of stockholders to be held on March 15, 2004, in favor of the proposal to approve an amendment to our Articles of Incorporation that would change our name.

Amendment to Articles of Incorporation

     On January 19, 2004, our Board of Directors approved, subject to receiving the approval of the stockholders of our common stock, the amendment to our Articles of Incorporation in the form of Exhibit A attached to this Information Statement, to change the name of our company from "AccessTel, Inc.," to "Euro Offline, Inc." We will obtain stockholder approval for the change of name by the affirmative vote of stockholders owning 27,500,000 shares of our common stock, which represent 79% of our outstanding shares of common stock on the record date of February 2, 2004. The change of name will not become effective until the Articles of Amendment to the Articles of Incorporation of AccessTel, Inc., in the form of Exhibit A, are filed with the Utah Secretary of State. We expect to make the appropriate filing as soon as practicable after the meeting, a period of not less than twenty days after a definitive Information Statement is first mailed to stockholders of our common stock.

Dissenters' Rights

     Under the Utah Revised Business Corporation Act, stockholders are not entitled to dissenters' rights of appraisal in connection with the change of our name.


              AUTHORITY TO TAKE ACTION BY MAJORITY WRITTEN CONSENT
                                 OF STOCKHOLDERS

Purpose of Proposal

     On January 19, 2004, our Board of Directors approved the proposal to permit our company to take action by written consent of a majority of the stockholders entitled to vote with respect to the subject matter of the action. Our Board's purpose in approving this proposal is to enable us to take action required to be approved by the stockholders without the necessity of actually calling and holding a meeting if the holders of the requisite number of shares of voting stock entitled to vote approve of the action. Section 16-10a-1704 of the Utah Revised Business Corporation Act prohibits corporations in existence prior to July 1, 1992, like ours, from taking action by written consent of fewer than all of the stockholders entitled to vote with respect to the subject matter of the action, until the date a resolution providing otherwise is approved at a duly convened meeting of stockholders, by the vote of the same percentage of stockholders of each voting group as would be required to include the resolution in an amendment to the articles of incorporation. There is no greater voting requirement under our Articles of Incorporation or Utah law to include the proposal to permit us to take action by majority written consent of stockholders in an amendment to our Articles of Incorporation, than is required to approve any other action.

     Our company's ability to act by majority written consent, without the necessity of calling and holding a stockholders' meeting in those instances where holders of the requisite number of shares of voting stock entitled to vote approve of the action, will save us money and time because the notice and/or information statement required to be distributed to stockholders will be less complicated and more concise, thus permitting savings in attorneys' fees and printing and mailing costs, and management will not be required to call and hold a meeting. Consequently, the Board of Directors has recommended approval of the proposal, pursuant to subsection (4)(b) of Section 16-10a-1704 of the Utah Revised Business Corporation Act, to permit our company to take action by written consent of a majority of the stockholders entitled to vote with respect to the subject matter of the action.

Effects of Approval of Proposal

     Approval of the proposal to permit our company to take action by written consent of a majority of the stockholders entitled to vote with respect to the subject matter of the action, will not have any effect on our corporate status or the transferability of outstanding stock certificates. The rights of stockholders will only be affected in that we will not hold, and, accordingly, they will have no right to attend, a meeting to approve action that we take by majority written consent of stockholders. However, this action would be approved at a stockholders' meeting in any event because stockholders with the requisite number of shares of voting stock required to approve the action by majority written consent, would vote to approve the action at the meeting.

Vote Required

     Our Bylaws provide that a majority of the votes cast at the meeting by the holders of our outstanding common stock is required to approve the proposal to enable our company to take action by written consent of a majority of the stockholders entitled to vote with regard to the subject matter of the action, in lieu of calling and holding a special meeting of the stockholders. Messrs. Randall L. Middleton and Thomas Rowan, stockholders who own 27,500,000 shares of our common stock, representing approximately 79% of the total number of our outstanding shares of common stock, will vote at the special meeting of stockholders to be held on March 15, 2004, in favor of the proposal to permit us to conduct business by majority written consent rather than by action taken at a duly called meeting of the stockholders.

Dissenters' Rights

     Under Utah law, stockholders are not entitled to dissenters' rights of appraisal in connection with the approval of the proposal to permit us to take action by written consent of a majority of the stockholders entitled to vote with regard to the subject matter of the action.


           PRINCIPAL STOCKHOLDERS AND SECURITY OWNERSHIP OF MANAGEMENT

     The following table sets forth certain information regarding the ownership of our common stock as of the record date on February 2, 2004, by each stockholder known by us to be the beneficial owner of more than 5% of our outstanding shares of common stock, each director and executive officer and all directors and executive officers as a group. Each of our stockholders has sole voting and investment power with respect to the shares he beneficially owns.

                                                 Shares
     Name and Address of                      Beneficially           Percent
       Beneficial Owner                          Owned              of Class
----------------------------                  ------------          ---------
Randall L. Middleton                           13,750,000             39.5%
101 West Mineral Avenue
Littleton, Utah 80120

Thomas Rowan                                   13,750,000             39.5%
101 West Mineral Avenue
Littleton, Utah 80120

All Directors and Executive
Officers of AccessTel                          27,500,000             79.0%
as a Group (two persons)

     As of the record date, there were 34,781,031 shares of common stock issued and outstanding and entitled to vote. Each share of common stock entitles its holder to one vote. Messrs. Middleton and Rowan serve as our executive officers and members of our Board of Directors.

                 INTEREST OF CERTAIN PERSONS IN OR OPPOSITION TO
                            MATTERS TO BE ACTED UPON

     Except as disclosed elsewhere in this Information Statement, none of the following persons has any substantial interest, direct or indirect, by security holdings or otherwise, in any matter to be acted upon:

     (i)   Any director or officer since the beginning of our last fiscal year;

     (ii)  Any proposed nominee for election as a director; or

     (iii) Any associate or affiliate of any of the foregoing persons.

The shareholdings of our directors and officers are listed above in the section entitled "Principal Stockholders and Security Ownership of Management." No director has advised that he intends to oppose the change of name or the proposal to permit us to take action by majority written consent of stockholders, as more particularly described in this Information Statement.

                             ADDITIONAL INFORMATION

     We are subject to the informational requirements of the Securities Exchange Act of 1934 and, in accordance with the Securities Exchange Act of 1934, file reports, proxy statements and other information, including annual reports on Form 10-KSB and quarterly reports on Form 10-QSB, with the Securities and Exchange Commission. Reports and other information that we file can be inspected and copied at the public reference facilities maintained at the Securities and Exchange Commission at Room 1024, 450 Fifth Street, N.W., Washington, D.C. 20549. Copies of these materials can be obtained upon written request addressed to the Securities and Exchange Commission, Public Reference Section, 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates. The public may obtain information on the operation of the Public Reference Section by calling the Securities and Exchange Commission at 1-800-SEC-0330. The Securities and Exchange Commission also maintains a web site on the Internet where reports, proxy and information statements and other information regarding issuers that file electronically with the Securities and Exchange Commission through the Electronic Data Gathering, Analysis and Retrieval System may be obtained free of charge. The address of the site is http://www.sec.gov.
                                   ------------------

     Pursuant to the requirements of the Securities Exchange Act of 1934, AccessTel, Inc., has duly caused this report to be signed by the undersigned thereunto authorized.

                                            ACCESSTEL, INC.



                                        By: /s/ Randall L. Middleton
                                            --------------------------
                                            Randall L. Middleton,  President

Denver, Colorado
February 10, 2004

                                                                       Exhibit A


                              ARTICLES OF AMENDMENT

                       TO THE ARTICLES OF INCORPORATION OF

                                 ACCESSTEL, INC.

     Pursuant to the provisions of Section 16-10-1001 of the Utah Revised Business Corporation Act, the undersigned corporation hereby adopts the following Articles of Amendment to its Articles of Incorporation.

     FIRST: The name of the corporation is AccessTel, Inc.

     SECOND: The following amendment to the Articles of Incorporation of AccessTel, Inc., was duly adopted by the shareholders of the corporation at a meeting held on March 15, 2004, in the manner prescribed by the Utah Revised Business Corporation Act, to-wit:

                                ARTICLE I - NAME

     The name of this corporation is Euro Offline, Inc.

     THIRD: The number of shares of common stock of the corporation outstanding at the time of the adoption of such amendment was 34,781,031 and the number of shares entitled to vote thereon was 34,781,031.

     FOURTH: The designation and number of outstanding shares of each class entitled to vote thereon as a class were as follows, to-wit:

                        Class                       Number of Shares
                       -------                      ----------------
                       Common                          34,781,031

     FIFTH: The number of shares of common stock voted for such amendment was 27,500,000, with -0- opposing and -0- abstaining.

     SIXTH: This amendment does not provide for any exchange, reclassification or cancellation of issued shares.

     SEVENTH: This amendment does not effect a change in the stated capital of the corporation.

     IN WITNESS WHEREOF, the undersigned President and Secretary, having been thereunto duly authorized, have executed the foregoing Articles of Amendment on behalf of the corporation on the 15th day of March, 2004.

                                      ACCESSTEL, INC.




                                      By:
                                          ----------------------------------
                                             Randall L. Middleton, President



                                      By:
                                          ----------------------------------
                                             Thomas Rowan, Secretary